UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2019
PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio (State or other jurisdiction of Incorporation or Organization) 6035 Parkland Boulevard, Cleveland, Ohio (Address of Principal Executive Offices)	1-4982 (Commission File Number)	34-0451060 (I.R.S. Employer Identification No.) 44124-4141 (Zip Code)
Registrant’s telephone number, including area code: (216) 896-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ¨
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2019, the Board of Directors of Parker-Hannifin Corporation (the “Company”) elected Laura K. Thompson as a Director of the Company, effective immediately, for a term expiring at the Annual Meeting of Shareholders in October 2019. The Board of Directors expects to determine committee assignments for Ms. Thompson in October 2019, prior to the expiration of her current term. Ms. Thompson is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. Ms. Thompson is eligible to participate in the non-employee Director’s compensation arrangements described in the Company’s Proxy Statement for its 2018 Annual Meeting of Shareholders, including receipt of a pro-rated award of restricted stock units (RSUs).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 24, 2019, the Board of Directors (the “Board”) of Parker-Hannifin Corporation (the “Company”) adopted Amended and Restated Regulations of the Company (the “Amended and Restated Regulations”). In addition to certain ministerial changes for improved organization and consistency, the Amended and Restated Regulations consolidate previous amendments and include the following principal changes from the Company’s Amended and Restated Code of Regulations, as amended, which was previously in effect:

•
changes to administrative provisions relating to Directors and committees of the Board, including (i) deleting the now inapplicable provision relating to the declassification of the Board, (ii) deleting the provision requiring that the President be a Director, (iii) permitting Board committees to be comprised of fewer than three Directors, and (iv) making certain other changes to conform to statutory language more closely;

•	changes to shareholder and Board meeting notice provisions, including expressly providing for certain modern communication alternatives;

•	expressly provide for the appointment of a Chief Executive Officer and that the Board and Chief Executive Officer, in addition to the Chairman of the Board, may appoint assistant officers; and

•	expressly provide that a single individual may hold a combination of two or more corporate offices.

   The foregoing description of the changes implemented by the Amended and Restated Regulations is qualified in its entirety by reference to the full text of the Amended and Restated Regulations, a copy of which (marked to show changes) is filed as Exhibit 3(a) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit
Number                    Description

3(a)	Amended and Restated Regulations of Parker-Hannifin Corporation (marked to show changes).*

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti Joseph R. Leonti Vice President, General Counsel and Secretary
Date: January 24, 2019